UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

(Amendment No.      )

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

CHINA MEDIA NETWORKS INTERNATIONAL, INC.

(Name of the Registrant as Specified in its Charter)

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☐	Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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China Media Networks International, Inc.

237 Cedar Hill Street

Marlboro, MA 01752

To the Shareholders of China Media Networks International, Inc.:

Notice is hereby given that the following actions have been authorized on June 28, 2006 by the Board of Directors of China Media Networks International, Inc., a Nevada corporation (the “Company”), and approved on June 28, 2006 by the written consent of shareholders holding a majority of the shares of the Company’s common stock, par value $0.0001 per share, outstanding on such date:

1.	The change of the Company’s name to Medical Solutions Management Inc.

2.	The amendment and restatement of the Company’s Articles of Incorporation.

3.	The adoption of the Medical Solutions Management Inc. 2006 Equity Incentive Plan.

Such actions will be taken on or about July 31, 2006, or approximately twenty (20) days after the mailing of this Information Statement. Only shareholders of record at the close of business on June 28, 2006 are entitled to notice of the actions described above. In addition, the Board of Directors of the Company authorized the amendment and restatement of the Company’s Bylaws on June 28, 2006, which does not require the approval of the Company’s shareholders.

This Notice and the attached Information Statement are being circulated to advise the shareholders of certain actions already approved by written consent of the shareholders who collectively hold a majority of the outstanding shares of the Company’s common stock, par value $0.0001 per share. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until approximately twenty (20) days after the date this Information Statement is mailed to the Company’s shareholders. Therefore, this Notice and the attached Information Statement are being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

By Order of the Board of Directors

Brian Lesperance President and Chairman of the Board of Directors

Marlboro, Massachusetts

June 28, 2006

China Media Networks International, Inc.

237 Cedar Hill Street

Marlboro, MA 01752

INFORMATION STATEMENT

Dated June 28, 2006

This Information Statement is being mailed on or about June 28, 2006 to the shareholders of record of China Media Networks International, Inc., a Nevada corporation (the “Company”), at the close of business on June 28, 2006 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As of June 28, 2006, there were 20,446,729 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), issued and outstanding, after giving effect to the transactions contemplated by that certain Securities Purchase and Exchange Agreement by and between the Company and Vicis Capital Master Fund. Each share of Common Stock is entitled to one vote per share.

This Information Statement is circulated in connection with certain actions to be taken pursuant to the written consent of the shareholders of the Company holding a majority of the shares of Common Stock outstanding on the Record Date (except for the amendment and restatement of the Company’s Bylaws, which does not require the approval the Company’s shareholders). The actions described below to be taken pursuant to the written consent of the Company’s shareholders shall be taken on or about July 31, 2006, or approximately twenty (20) days after the mailing of this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

PROPOSAL 1: TO CHANGE THE COMPANY’S NAME TO MEDICAL SOLUTIONS MANAGEMENT INC.

The Board of Directors unanimously approved and recommended for shareholder approval a change of the Company’s name from China Media Networks International, Inc. to Medical Solutions Management Inc. To approve Proposal 1, the affirmative vote of the holders of a majority of outstanding shares of Common Stock is required. The requisite vote of such shareholders was obtained on June 28, 2006.

The primary reasons for the proposed name change are to better clarify the identity of the Company and to reflect the Company’s evolution to a provider of medical devices. The Company is currently the parent company of OrthoSupply Management, Inc. (“OrthoSupply”). OrthoSupply is the Company’s operating company, and is a provider of orthopedic and podiatric durable medical equipment, specializing in the provision of services using its turnkey program. Through its turnkey program, OrthoSupply enables orthopedic and podiatric practices to dispense an array of durable medical equipment directly to their patients during office visits. The system, which is transportable to other types of medical practices, also provides billing services, inventory management and insurance verifications.

To effectuate the change of the Company’s name, we will file the Company’s Amended and Restated Articles of Incorporation with the Nevada Secretary of State, as described further below. After the filing of the Amended and Restated Articles of Incorporation with the Nevada Secretary of State, the Company shall cease use of the name China Media Networks International, Inc. The Company will use the name Medical Solutions Management Inc. and its operating company, OrthoSupply, will continue to use the name OrthoSupply Management, Inc. We anticipate filing the Amended and Restated Articles of Incorporation approximately twenty (20) days after the mailing of this Information Statement.

PROPOSAL 2: AMENDMENT AND RESTATEMENT OF OUR ARTICLES OF INCORPORATION

The Board of Directors unanimously approved and recommended for shareholder approval a proposal to amend and restate the Company’s Articles of Incorporation (the “Restated Articles of Incorporation”) in the form attached hereto as Appendix A. To approve Proposal 2, the affirmative vote of the holders of a majority of outstanding shares of Common Stock is required. The requisite vote of such shareholders was obtained on June 28, 2006.

The primary reason for adopting the Restated Articles of Incorporation is to increase the authorized number of shares of the Company’s capital stock. The Restated Articles of Incorporation provide for an increase in the number of authorized shares of capital stock to 105,000,000, of which 100,000,000 are designated as Common Stock, and 5,000,000 are designated as preferred stock, par value $0.0001 per share. The increase in the authorized number of shares of capital stock will enable the Company to have sufficient authorized but unissued capital stock for use in future equity financings and to be reserved for issuance pursuant to our 2006 Equity Incentive Plan, as described below.

The Restated Articles of Incorporation will become effective upon filing with the Nevada Secretary of State, which we anticipate will occur approximately twenty (20) days after the mailing of this Information Statement.

The Nevada Revised Statutes (the “Statutes”) provide that a person acquiring a controlling interest in an issuing corporation, and those acting in association with such person, obtain only such voting rights in the control shares as are conferred by a resolution of the shareholders (excluding such acquiring and associated persons) approved at a special or annual meeting of shareholders. For purposes of the foregoing provisions, “issuing corporation” means a corporation organized in Nevada that has 200 or more shareholders of record, at least 100 of whom have addresses in Nevada on the corporation’s stock ledger, and does business in Nevada directly or through an affiliate, and “controlling interest” means the ownership of outstanding voting shares enabling the acquiring person to exercise (either directly or in association with others) (i) 1/5 or more but less than 1/3, (ii) 1/3 but less than a majority, or (iii) a majority or more of the voting power of the issuing corporation in the election of directors. Accordingly, the provisions could require multiple votes with respect to voting rights in share acquisitions effected in separate stages.

The above provisions do not apply to an acquisition of a controlling interest if the articles of incorporation or bylaws of the issuing corporation in effect on the tenth day following the acquisition of such controlling interest provide either specifically or generally that the provisions do not apply to such acquisitions. The provisions are also inapplicable to shares acquired pursuant to a statutory merger effected pursuant to Nevada law or by operation of law such as inheritance or the enforcement of a judgment or security interest.

Depending on the issuing corporation’s articles of incorporation and bylaws in effect on the tenth day following the applicable controlling interest acquisition, the issuing corporation may have rights to redeem the shares so acquired, and its shareholders may have dissenters’ rights with respect to the approval of voting rights.

The Company’s Restated Articles of Incorporation contain a provision opting out of the restrictions imposed by such provisions of the Statutes.

The Statutes also provide that if a person or entity acquires ten percent (10%) or more of the outstanding voting stock of a Nevada corporation, the Nevada corporation and the person or entity, or any affiliated entity of the person or entity, may not engage in specified business combination transactions for three years following the date the person became a ten percent (10%) or greater shareholder. Business combination transactions for this purpose include:

•	a merger or plan of share exchange;

•	any sale, lease, mortgage or other disposition of assets of the corporation having a market value equal to the market value of (i) five percent (5%) of the assets of the corporation, (ii) five percent (5%) of the outstanding shares of the corporation or (iii) ten percent (10%) of the earning power of the corporation;

•	specified transactions that result in the issuance or transfer of capital stock with a market value equal to five percent (5%) of the aggregate market value of all outstanding shares of capital stock of the corporation to the ten percent (10%) or greater shareholder or an affiliate; and

•	certain other transactions that have the effect of increasing the proportion of the outstanding shares of any class or series of voting shares owned by the ten percent (10%) or greater shareholder.

These restrictions do not apply if the board of directors approves the business combination or the transaction that resulted in the shareholder becoming a ten percent (10%) or greater shareholder before the shareholder acquires ten percent (10%) or more of the corporation’s voting stock. There are also certain exceptions to these restrictions that apply if specified criteria suggesting the fairness of a combination are satisfied.

The Statutes also contain limitations on transactions entered into with the ten percent (10%) or greater shareholder after the expiration of the three-year period following the date the person became a ten percent (10%) or greater shareholder.

The Company’s Restated Articles of Incorporation contain a provision opting out of the restrictions imposed by such provisions of the Statutes.

PROPOSAL 3: ADOPTION OF THE MEDICAL SOLUTIONS MANAGEMENT INC. 2006 EQUITY INCENTIVE PLAN

The Board of Directors unanimously approved and recommended for shareholder approval the adoption of the Medical Solutions Management Inc. 2006 Equity Incentive Plan (the “2006 Plan”), in the form attached hereto as Appendix B. To approve Proposal 3, the affirmative vote of the holders of a majority of outstanding shares of Common Stock is required. The requisite vote of such shareholders was obtained on June 28, 2006.

Purpose. The 2006 Plan is intended to retain and reward highly qualified employees (including contract employees, consultants, and directors) and encourage their ownership of Common Stock.

Administration. The 2006 Plan is administered by a committee delegated by the Board of Directors, or by the Board of Directors itself (the “Committee”). Subject to the provisions of the 2006 Plan, the Committee has discretion to determine the employee, consultant or director to receive an award, the form of award and any acceleration or extension of an award. Further, the Committee has complete authority to interpret the 2006 Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective award agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the 2006 Plan.

Eligibility. Awards may be granted to any employee of or consultant to one or more of the Company and its affiliates or to non-employee members of the Board of Directors or of any board of directors (or similar governing authority) of any affiliate of the Company.

Shares Subject to the 2006 Plan. The shares issued or to be issued under the 2006 Plan are authorized but unissued shares of Common Stock. The maximum number of shares of Common Stock which may be issued or made subject to awards under the 2006 Plan is 3,000,000. The 2006 Plan contains the following further limitations on the certain types of awards:

•	No more than fifty percent (50%) of the available 2006 Plan shares of Common Stock may be covered by awards issued to any one person in any one calendar year.

•	Only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the “Code”), shall be eligible for the grant of an incentive option.

Types of Awards. Awards under the 2006 Plan may include incentive stock options, nonstatutory stock options, restricted stock and stock grants. Each award will be evidenced by an instrument in such form as the Committee may prescribe, setting forth applicable terms such as the exercise price and term of any option or applicable forfeiture conditions or performance requirements for any restricted stock grant. Except as noted below, all relevant terms of any award will be set by the Committee in its discretion.

•	Nonstatutory stock options and incentive stock options (together, “Stock Options”) are rights to purchase Common Stock. A Stock Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the

Committee may determine. A Stock Option may be exercised by the recipient giving written notice to the Company, specifying the number of shares with respect to which the Stock Option is then being exercised, and accompanied by payment of an amount equal to the exercise price of the shares to be purchased. The purchase price may be paid by cash or check, or subject to approval by the Committee, by delivery to the Company of shares of Common Stock having a market value of the shares being purchased or pursuant to a promissory note in the principal amount to the exercise price of the shares to be purchased.

•	Incentive stock options may be granted only to eligible employees of the Company or any parent or subsidiary corporation and must have an exercise price of not less than one hundred percent (100%) of the fair market value of the Common Stock on the date of grant (one hundred ten percent (110%) for incentive stock options granted to any ten-percent (10%) shareholder of the Company). In addition, the term of an incentive stock option may not exceed ten (10) years. Nonstatutory stock options must have an exercise price of not less than one hundred percent (100%) of the fair market value of the Common Stock on the date of grant and the term of any Nonstatutory Stock Option may not exceed ten (10) years. In the case of an incentive stock option, the amount of the aggregate fair market value of Common Stock (determined at the time of grant) with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under all such plans of his or her employer corporation and its parent and subsidiary corporations) may not exceed $100,000.

•	Awards of restricted stock are grants or sales of Common Stock which are subject to a risk of forfeiture, such as a requirement of the continued performance of services for stated term or the achievement of individual or Company performance goals.

•	A stock grant is a grant of shares of Common Stock not subject to restrictions or other forfeiture conditions. Stock grants may be awarded only in recognition of significant contributions to the success of the Company or its affiliates, in lieu of compensation otherwise already due, or in other limited circumstances which the Committee deems appropriate.

Effect of Termination of Employment or Association. Unless the Committee determines otherwise in connection with any particular award under the 2006 Plan, Stock Options will generally terminate ninety (90) days following the recipient’s termination of employment or other association for cause. Military and sick leave or other bona fide leave shall not be deemed a termination of employments, provided that it does not exceed ninety (90) days or the period during which the optionee’s reemployment rights, if any, are guaranteed by statute or contract.

Transferability. In general, no award under the 2006 Plan may be transferred by the recipient and during the life of the recipient all rights under an award may be exercised only by the recipient or his or her legal representative. However, the Committee may approve the transfer, without consideration, of an award of a nonstatutory stock option or restricted stock to a family member.

Effect of Significant Corporate Event. In the event of any change in the outstanding shares of Common Stock through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares subject to the 2006 Plan and the 2006 Plan limits, (ii) the numbers and kinds of shares or other securities subject to the then outstanding awards, (iii) the exercise or hurdle price for each share or other unit of any other securities subject to then outstanding Stock Options (without change in the aggregate purchase or hurdle price as to which Stock Options remain exercisable), and (iv) the repurchase price of each share of restricted stock then subject to a risk of forfeiture in the form of a Company repurchase right. In the event of a change in control of the Company, the Committee shall have the discretion to provide for any or all of the following: (i) the acceleration, in whole or in part, of outstanding Stock Options, (ii) the termination of repurchase rights with respect to an award of restricted stock, (iii) the assumption of outstanding Stock Options, or substitution thereof, by the acquiring entity and (iv) the termination of all Stock Options that remaining outstanding at the time of the change of control. Upon dissolution or liquidation of the Company, other than as part of an acquisition or similar transaction, each outstanding Stock Option shall terminate, but the participant shall have the right, immediately prior to the dissolution or liquidation, to exercise the Stock Option to the extent exercisable on the date of dissolution or liquidation.

Amendments to the 2006 Plan. The Board of Directors may amend or modify the 2006 Plan at any time subject to the rights of holders of outstanding awards on the date of amendment or modification; provided, however, that the Board may not, without the consent of the participant, reduce the number of shares subject to the award, reprice outstanding awards or adversely effect the provisions relating to an award’s vesting and exercisability.

Summary of Tax Consequences. The following is a brief and general discussion of the U.S. federal income tax consequences to recipients of awards granted under the 2006 Plan. This summary is not comprehensive and is based upon laws and regulations in effect on January 1, 2006. Such laws and regulations are subject to change. This summary is intended for the information of shareholders only and not as tax guidance to participants in the 2006 Plan. Participants in the 2006 Plan should consult their own tax advisors as to the tax consequences of participation.

•	Nonstatutory Stock Options. Generally, there are no federal income tax consequences to the participants upon grant of nonstatutory stock options. Upon the exercise of such an option, the participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the Common Stock acquired upon the exercise of such option exceeds the exercise price, if any. A sale of Common Stock so acquired will give rise to a capital gain or loss equal to the difference between the fair market value of the Common Stock on the exercise and sale dates.

•	Incentive Stock Options. Except as noted at the end of this paragraph, there are no federal income tax consequences to the participant upon grant or exercise of an incentive stock option. If the participant holds shares of Common Stock purchased pursuant to the exercise of an incentive stock option for at least two years after the date the option was granted and at least one year after the exercise of the option, the subsequent sale of Common Stock will give rise to a long-term capital gain or loss to the participant and no deduction will be available to the Company. If the participant sells the shares of Common Stock within two years after the date an incentive stock option is granted or within one year after the exercise of an option, the participant will recognize ordinary income in an amount equal to the difference between the fair market value at the exercise date and the option exercise price, and any additional gain or loss will be a capital gain or loss. Some participants may have to pay alternative minimum tax in connection with exercise of an incentive stock option.

•	Restricted Stock. A participant will generally recognize ordinary income on receipt of an award of restricted stock when such participant’s rights in that award become substantially vested, in an amount equal to the amount by which the then fair market value of the Common Stock acquired exceeds the price such participant has paid for it, if any. Recipients of restricted stock may, however, within thirty (30) days of receiving an award of restricted stock, choose to have any applicable risk of forfeiture disregarded for tax purposes by making an “83(b) election.” If the participant makes an 83(b) election, such participant will have to report compensation income equal to the difference between the value of the shares and the price paid for the shares, if any, at the time of the transfer of the restricted stock.

•	Potential Deferred Compensation. For purposes of the foregoing summary of federal income tax consequences, we assumed that no award under the 2006 Plan will be considered “deferred compensation” as that term is defined for purposes of recent federal tax legislation governing nonqualified deferred compensation arrangements, Section 409A of the Code, or, if any award were considered to any extent to constitute deferred compensation, its terms would comply with the requirements of that legislation (in general, by limiting any flexibility in the time of payment). If an award includes deferred compensation, and its terms do not comply with the requirements of the legislation, then any deferred compensation component of an award under the 2006 Plan will be taxable when it is earned and vested (even if not then payable) and the recipient will be subject to a 20% additional tax.

•	Section 162(m) Limitations on the Company’s Tax Deduction. In general, whenever a recipient is required to recognize ordinary income in connection with an award, the Company will be entitled to a corresponding tax deduction. However, the Company will not be entitled to deductions in connection with awards under the 2006 Plan to certain senior executive officers to the extent that the amount of deductible income in a year to any such officer, together with his or her other compensation from the Company, exceeds the $1 million dollar limitation of Section 162(m) of the Code. Compensation which qualifies as “performance-based” is not subject to this limitation, however.

Awards to Particular Officers, Etc. The following table provides information as to the benefits or amounts that will be received by or allocated to each of the following officers and directors of the Company pursuant to the 2006 Plan.

New Plan Benefits

Medical Solutions Management Inc.

Name and Position	Dollar Value ($)	Number of Options
Robert Coffill, Senior Vice President of Field Operations	n/a(1)	500,000
E.J. McLean, Controller	n/a(1)	100,000
Executive Group	n/a(1)	600,000
Non-Executive Director Group	0	0
Non-Executive Officer Employee Group	0	0

(1)	The fair market value of the options shall be determined on the date of the grant, which will be on or about the effective date of the adoption of the 2006 Plan, or approximately twenty (20) days after the mailing of this Information Statement.

The following table provides information as of the end of the fiscal quarter ended April 1, 2006 regarding shares of Common Stock issued under our existing equity compensation plans.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance (c)
Equity compensation plans approved by security holders	0	0	0
Equity compensation plans not approved by security holders	0	0	0
Total	0	0	0

AMENDMENT AND RESTATEMENT OF OUR BYLAWS

On June 28, 2006, the Board of Directors unanimously adopted a proposal to amend and restate the Company’s Bylaws (the “Restated Bylaws”) in the form attached hereto as Appendix C. The affirmative vote of the holders of Common Stock is not required to approve the Restated Bylaws; however, the following summary of the Restated Bylaws is being provided for informational purposes.

The primary reason for adopting the Restated Bylaws is to provide the Company’s directors, officers and employees with the indemnification to the fullest extent provide under Nevada state law. The Restated Bylaws provide for, among other things, (i) annual meetings as fixed by the Board of Directors, (ii) special meetings of shareholders to be called by the Board of Directors, the President of the Company or by twenty percent (20%) of the outstanding shares of capital stock entitled to vote, (iii) the size of the Board of Directors to be at least one (1) and no greater than thirteen (13), and set by the Board of Directors, and (iv) indemnification for directors, officers and employees of the Company and advancement of related expenses for directors and officers after the receipt of an undertaking by such director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 28, 2006, after giving effect to the transactions contemplated by that certain Securities Purchase and Exchange Agreement by and between the Company and Vicis Capital Master Fund, information with respect to the securities holdings of all persons which we, pursuant to filings with the SEC, have reason to believe may be deemed the beneficial owners of more than five percent (5%) of the outstanding Common Stock. The following table indicates the beneficial ownership of such individuals numerically calculated based upon 20,446,729 shares of Common Stock outstanding as of such date. Also set forth in the table is the beneficial ownership of all shares of outstanding Common Stock, as of such date, of all officers and directors, individually and as a group.

	Shares of Common Stock Beneficially Owned
Name and Address of Owner	Number	Percent (%)
Patricia Jenkins c/o China Media Networks International, Inc. 237 Cedar Hill Street, Suite 4, Marlboro, MA 01752	11,328,800 (1)	55.4%
Vicis Capital Master Fund Tower 56, Suite 700 126 East 56th Street New York, NY 10022	2,000,000 (2)	9.8%
Brian Lesperance c/o China Media Networks International, Inc. 237 Cedar Hill Street, Suite 4, Marlboro, MA 01752	1,802,200 (1)	8.8%
John Hallal c/o China Media Networks International, Inc. 237 Cedar Hill Street, Suite 4, Marlboro, MA 01752	3,724,800 (3)	18.2%
Robert G. Coffill, Jr. c/o China Media Networks International, Inc. 237 Cedar Hill Street, Suite 4, Marlboro, MA 01752	311,200	1.5%
Ross Fine c/o China Media Networks International, Inc. 237 Cedar Hill Street, Suite 4, Marlboro, MA 01752	0	0%
E.J. McLean c/o China Media Networks International, Inc. 237 Cedar Hill Street, Suite 4, Marlboro, MA 01752	0	0%
All Directors and Officers as a Group (4 persons)	2,113,400	10.3%

(1)	Based on information set forth in a Schedule 13D filed with the SEC on February 8, 2006.
(2)	Does not include any shares of Common Stock issuable upon exercise or conversion of warrants or a debenture held by Vicis Capital Master Fund (“Vicis”), the terms of which prohibit exercise or conversion if the aggregate number of shares of Common Stock to be held by Vicis after such exercise or conversion would exceed 4.99% of the issued and outstanding Common Stock.
(3)	Based on information set forth in a Schedule 13D filed with the SEC on February 7, 2006.

COMPENSATION OF DIRECTORS AND OFFICERS

Director Compensation

We currently have no non-employee directors, and do not compensate our employee directors for their service as a director.

Executive Compensation

Our compensation and benefits program is designed to attract, retain and motivate employees to operate and manage our business for the best interests of our shareholders. Executive compensation is designed to provide incentives for those senior members of management who bear responsibility for our goals and achievements. The compensation philosophy is based on a base salary, with opportunity for bonuses to reward superior performance, and an equity incentive program.

The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal years ended December 2003, December 2004 and December 2005. Other than as set forth herein, no executive officer’s salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

		Annual Compensation		Long Term Compensation Restricted Stock/ Options/SARS
Name and Principal Position	Fiscal Year Ended December 31	Salary ($)	Bonus ($)
Brian Lesperance President, Treasurer and Director	2005 2004 2003	150,000 — —	— — —	— — —
Mark L. Baum (1) President Chief Executive Officer and Chief Financial Officer and Director	2005 2004 2003	— — —	— — —	— — —
Robert G. Coffill, Jr. Senior Vice President of Field Operations	2005 2004 2003	84,000 — —	— — —	— — —	(2)
Ross Fine Vice President of Sales	2005 2004 2003	— — —	— — —	— — —
E.J. McLean Controller	2005 2004 2003	96,000 — —	— — —	— — —	(2)

(1)	Mark L. Baum served as our President, Chief Executive Officer and Chief Financial Officer from January 14, 2003 until December 30, 2005. Mr. Baum did not receive any compensation for serving in these roles. Mr. Baum also served as our Director from January 12, 2003 to January 13, 2006.
(2)	In connection with the consummation of the merger on December 30, 2005 of our then wholly-owned subsidiary, CMNW Acquisition Co., with and into OrthoSupply, pursuant to which OrthoSupply became our wholly-owned subsidiary, we agreed to assume the outstanding option agreements of OrthoSupply. Upon the effectiveness of the 2006 Plan, we have agreed to grant options to purchase 500,000 shares of Common Stock to Robert Coffill, our Senior Vice President of Field Operations, and 100,000 shares of Common Stock to E.J. McLean, our Controller. Both grants will be substantially equivalent, including with respect to the exercise price therefor, to the outstanding options of OrthoSupply previously awarded to such persons. Simultaneously with the grant of options pursuant to the 2006 Plan, the outstanding options of OrthoSupply previously granted to these persons will be cancelled.

Employment Contracts

We have an employment agreement with Mr. Lesperance, pursuant to which we have agreed to pay him between $150,000 and $225,000 per year, depending upon our yearly gross revenue. Mr. Lesperance agreed not to disclose any of our confidential information, and for a period of one year after the termination of his employment agreed not to compete with our business and not to solicit our customers. Mr. Lesperance also agreed to assign to us any inventions development by him during the course of his employment.

We also have entered into a Restricted Stock Purchase Agreement with Mr. Lesperance, pursuant to which we issued to Mr. Lesperance 1,322,200 shares of Common Stock at an aggregate purchase price of $13,222. The shares are subject to repurchase by us, which repurchase right lapses monthly over a two year period. Under these agreements, our repurchase right on any of Mr. Lesperance’s shares of Common Stock lapses in full upon a change in control of us.

We have an employee agreement with Mr. Coffill, pursuant to which we have agreed to pay him $84,000 per year plus a $400 month travel allowance. Mr. Coffill is also eligible to receive shares of Common Stock depending upon our yearly revenue. Mr. Coffill has agreed not to disclose any of our confidential information, and for a period of two years after the termination of his employment not to compete with our business or solicit any of our customers.

We have an employment agreement with Mr. McLean, pursuant to which we have agreed to pay him between $96,000 and $130,000 per year, depending upon our yearly gross revenue. Mr. McLean agreed not to disclose any of our confidential information, and for a period of one year after the termination of his employment not to compete with our business and not to solicit our customers. Mr. McLean also agreed to assign to us any inventions development by him during the course of his employment.

Stock Options

Until the effectiveness of the 2006 Plan, we will not have a stock option plan, nor any outstanding options. Upon the effectiveness of the 2006 Plan, we have agreed to grant options to purchase 500,000 shares of Common Stock to Robert Coffill, our Senior Vice President of Field Operations, and 100,000 shares of Common Stock to E.J. McLean, our Controller. Both grants will be substantially equivalent, including with respect to the exercise price therefor, to the outstanding options of our operating company, OrthoSupply, previously awarded to such persons. Simultaneously with the grant of options pursuant to the 2006 Plan, the outstanding options of OrthoSupply previously granted to these persons will be cancelled. The 2006 Plan will become effective approximately twenty (20) days after the date of mailing of this Information Statement.

Option/SAR Grants in the Last Fiscal Year

Individual Grants

Name	Options/SARs Granted (#)	Percent of Total Options/SARs Granted to Employees in Fiscal Year (%)	Exercise or Base Price ($/share)	Expiration Date
Brian Lesperance	0	0	n/a	n/a
Mark L. Baum	0	0	n/a	n/a
Robert G. Coffill, Jr.	0	0	n/a	n/a
Ross Fine	0	0	n/a	n/a
E.J. McLean	0	0	n/a	n/a

Aggregated Options/SAR Exercises in Last Fiscal Year

and FY-End Options/SAR Value

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexcerised Securities Underlying Options/SARs At FY-End		Value of Unexercised In-The-Money Options/SARs at FY-End
			Exercisable	Unexercisable	Exercisable	Unexercisable
Brian Lesperance	0	0	0	0	0	0
Mark L. Baum	0	0	0	0	0	0
Robert G. Coffill, Jr.	0	0	0	0	0	0
Ross Fine	0	0	0	0	0	0
E.J. McLean	0	0	0	0	0	0

Director Compensation

Name	Number of Options Granted	Exercise Price	Date of Grant	Expiration Date
Brian Lesperance	0	0	0	0
Mark L. Baum	0	0	0	0

By Order of the Board of Directors

Brian Lesperance President and Chairman of the Board of Directors

Appendix A

[SEAL]	DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: China Media Networks International, Inc. (to be known as Medical Solutions Management Inc.)

2. The articles have been amended as follows (provide article numbers, if available):

To change the Company’s name to Medical Solutions Management Inc.

To increase the authorized number of shares of the Company’s capital stock to 100,000,000 shares of common stock and 5,000,000 shares of undesignated preferred stock.

To delete the Company’s authorized series of preferred stock known as Series A Preferred Stock (of which no shares are outstanding).

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 22,181,419 of 22,441,148 shares.

4. Effective date of filing (optional):	Upon filing.
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required):	/s/ Brian Lesperance

*	If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM 78.385 Amend 2003
Revised on : 09/29/05

[SEAL]	DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Certificate to Accompany

Restated Articles

(PURSUANT TO NRS)

ABOVE SPACE IS FOR OFFICE USE ONLY

This Form is to Accompany Restated Articles of Incorporation

(Pursuant to NRS 78.403, 82.371, 86.221, 88.355 or 88A.250)

(This form is also to be used to accompany Restated Articles for Limited-Liability Companies, Certificates of

Limited Partnership, Limited-Liability Partnerships and Business trusts)

1. Name of Nevada entity as last recorded in this office:

China Media Networks International, Inc. (to be known as Medical Solutions Management Inc.)

2. The articles are being ☐ Restated or ☒Amended and Restated (check only one). Please entitle your attached articles “Restated” or “Amended and Restated,” accordingly.

3. Indicate what changes have been made by checking the appropriate box.*

☐	No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificates by resolution of the board of directors adopted on The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☒	The entity name has been amended.

☐	The resident agent has been changed. (attach Certificate of Acceptance from new resident agent)

☐	The purpose of the entity has been amended.

☒	The authorized shares have been amended.

☐	The directors, managers or general partners have been amended.

☐	IRS tax language has been added.

☒	Articles have been added.

☒	Articles have been deleted.

☐	Other. The articles or certificate have been amended as follows: (provide article numbers, if available)

*	This form is to accompany Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles or certificates

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM RESTATED 2003
Revised on 10/04/05

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

CHINA MEDIA NETWORKS INTERNATIONAL INC.

(to be known as MEDICAL SOLUTIONS MANAGEMENT INC.)

China Media Networks International, Inc. (to be known as Medical Solutions Management Inc.), a Nevada corporation (the “Corporation”), hereby certifies that these Amended and Restated Articles of Incorporation have been duly adopted in accordance with the Revised Statutes of Nevada (the “Statutes”):

ARTICLE 1

The name of the corporation is hereby changed to Medical Solutions Management Inc. (hereinafter, the “Corporation”).

ARTICLE 2

The nature of the business or purposes to be conducted or promoted by the Corporation is as follows: To engage in any lawful act or activity for which corporations may be organized under the Statutes.

ARTICLE 3

The total number of shares of all classes of stock which the Corporation shall have authority to issue is 105,000,000, of which 5,000,000 shares shall be shares of Preferred Stock (hereinafter referred to as the “Preferred Stock”), par value of $0.0001 per share, and 100,000,000 shares shall be shares of Common Stock (hereinafter referred to as the “Common Stock”), par value $0.0001 per share.

A statement of the designations of the authorized classes of Preferred Stock or of any series thereof, and the powers, preferences, and relative, participating, optional, or other special rights, and qualifications, limitations, or restrictions thereof, or of the authority of the Board of Directors to fix by resolution or resolutions such designations and other terms not fixed by these Amended and Restated Articles of Incorporation, is as follows:

(a) Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors. Each series shall be distinctly designated. All shares of any one series of the Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends thereon, if any, shall be cumulative, if made cumulative. The powers, preferences and relative, participating, optional and other rights of each such series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Except as hereinafter provided, the Board of Directors is hereby expressly granted authority to fix, by resolution or resolutions adopted prior to the issuance of any shares of each particular series of Preferred Stock, the designation, powers, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions thereof, if any, of such series, including but without limiting the generality of the foregoing, the following:

(i) the distinctive designation of, and the number of shares of, Preferred Stock which shall constitute the series, which number may be increased (except as otherwise fixed by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors;

(ii) the rate and times at which, and the terms and conditions upon which, dividends, if any, on shares of the series shall be paid, the extent of preferences or relations, if any, of such dividends to the dividends payable on any other class or classes of stock of the Corporation, or on any series of Preferred Stock or of any other class or classes of stock of the Corporation, and whether such dividends shall be cumulative or non-cumulative;

(iii) the right, if any, of the holders of shares of the series to convert the same into, or exchange the same for, shares of any other class or classes of stock of the Corporation, or of any series of Preferred Stock or of any other class or classes of stock of the Corporation, and the terms and conditions of such conversion or exchange;

(iv) whether shares of the series shall be subject to redemption, and the redemption price or prices including, without limitation, a redemption price or prices payable in shares of the Common Stock and the time or times at which, and the terms and conditions upon which, shares of the series may be redeemed;

(v) the rights, if any, of the holders of shares of the series upon voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding-up of the Corporation;

(vi) the terms of the sinking fund or redemption or purchase account, if any, to be provided for shares of the series; and

(vii) the voting power, if any, of the holders of shares of the series which may, without limiting the generality of the foregoing, include the right to more or less than one vote per share of any or all matters voted upon by the shareholders and the right to vote, as a series by itself or together with other series of Preferred Stock as a class, upon such matters, under such circumstances and upon such conditions as the Board of Directors may fix, including, without limitation, the right, voting as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock as a class, to elect one or more directors of the Corporation in the event there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under such other circumstances and upon such condition as the Board may determine.

(b) Common Stock

(i) after the requirements with respect to preferential dividends on Preferred Stock (fixed in accordance with the provisions of subparagraph (a)(ii) of this Article 3), if any, shall have been met and after the Corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts as sinking funds or redemption or purchase accounts (fixed in accordance with the provisions of subparagraph (a)(ii) of this Article 3) and subject further to any other conditions which may be fixed in accordance with the provisions of paragraph (a) of this Article 3, then, but not otherwise, the holders of Common Stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the Board of Directors;

(ii) after distribution in full of the preferential amount (fixed in accordance with the provisions of paragraph (a) of this Article 3), if any, to be distributed to the holders of Preferred Stock in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up of the corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to shareholders, ratably in proportion to the number of shares of the Common Stock held by each;

(iii) holders of Common Stock are entitled to one vote for each share held at all meetings of shareholders and there shall be no cumulative voting.

ARTICLE 4

The governing board of the Corporation shall be known as directors. After the filing of these Amended and Restated Articles of Incorporation, the number of directors constituting the entire Board of Directors shall be determined from time to time by resolution adopted by the Board of Directors.

ARTICLE 5

The Board of Directors is expressly authorized to adopt, amend or repeal the by-laws of the Corporation subject only to such limitations, if any, as may be from time to time imposed by other provisions of these Amended and Restated Articles of Incorporation, by law or by the Corporation’s by-laws.

ARTICLE 6

A director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the Statutes as currently in effect or as the same may hereafter be amended.

No amendment, modification, or repeal of this Article 6 shall adversely affect any right or protection of a director that exists at the time of such amendment, modification or repeal.

ARTICLE 7

The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in these Amended and Restated Articles of Incorporation in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon shareholders, directors or any other persons whomsoever by and pursuant to these Amended and Restated Articles of Incorporation in their present form or as hereafter amended are granted subject to the rights reserved in this Article 7.

ARTICLE 8

The Corporation elects not to be governed by Sections 78.411 to 78.444 of the Statutes and Sections 78.378 through 78.3793 of the Statutes.

ARTICLE 9

To the fullest extent permitted by Nevada law and subject to the by-laws of the Corporation, the directors and officers of the Corporation shall not be liable to the Corporation or its shareholders for damages for their conduct or omissions as directors or officers. Any amendment to or repeal of this Article 9 shall not adversely affect any right of a director or officer of the Corporation hereunder with respect to any acts or omissions of the director of officer occurring prior to amendment or repeal.

ARTICLE 10

To the fullest extent permitted by Nevada law, the Corporation shall indemnify the officers and directors of the Corporation. The Board of Directors shall be entitled to determine the terms of indemnification, including advance of expenses, and to give effect thereto through the adoption of by-laws, approval of agreements or by any other manner approved by the Board of Directors. Any amendment to or repeal of this Article 10 shall not adversely affect any right of an individual with respect to any right to indemnification arising prior to such amendment or repeal.

[The remainder of this page is left intentionally blank.]

These Amended and Restated Articles of Incorporation have been duly executed on this 28th day of June, 2006.

CHINA MEDIA NETWORKS INTERNATIONAL, INC.

By:	/s/ Brian Lesperance
Brian Lesperance
President

Appendix B

CHINA MEDIA NETWORKS INTERNATIONAL INC.

(to be known AS MEDICAL SOLUTIONS MANAGEMENT INC.)

2006 EQUITY INCENTIVE PLAN

1. Purpose

This Plan is intended to encourage ownership of Common Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company’s business. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code but not all Awards granted hereunder are required to be Incentive Options.

2. Definitions

As used in the Plan the following terms shall have the respective meanings set out below, unless the context clearly requires otherwise:

2.1. “Accelerate”, “Accelerated”, and “Acceleration”, when used with respect to an Option, means that as of the time of reference such Option will become exercisable with respect to some or all of the shares of Common Stock for which it was not then otherwise exercisable by its terms, and, when used with respect to Restricted Stock, means that the Risk of Forfeiture otherwise applicable to such Common Stock shall expire with respect to some or all of the shares of Restricted Stock then still otherwise subject to the Risk of Forfeiture.

2.2. “Acquiring Person” means, with respect to any Transaction or any acquisition described in clause (ii) of the definition of Change of Control, the surviving or acquiring person or entity in connection with such Transaction or acquisition, as the case may be, provided that if such surviving or acquiring person or entity is controlled, directly or indirectly, by any other person or entity (an “Ultimate Parent Entity”) that is not itself controlled by any entity or person that is not a natural person, the term “Acquiring Person” shall mean such Ultimate Parent Entity.

2.3. “Affiliate” means, with respect to any person or entity, any other person or entity controlling, controlled by or under common control with the first person or entity.

2.4. “Applicable Voting Control Percentage” means a percentage greater than fifty percent (50%).

2.5. “Award” means any grant or sale pursuant to the Plan of Options, Restricted Stock or Stock Grants.

2.6. “Award Agreement” means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

2.7. “Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3, or any successor rule thereto, promulgated by the Securities and Exchange Commission pursuant to the Exchange Act.

2.8. “Board” means the Company’s board of directors.

2.9. “Change of Control” means (i) the closing of any Sale of the Company Transaction or (ii) the direct or indirect acquisition, in a single transaction or a series of related transactions, by any person or Group (other than the Company or a Controlled Affiliate of the Company) of Beneficial Ownership of previously outstanding shares of capital stock of the Company if (A) immediately after such acquisition, such person or Group, together with their respective Affiliates, shall own or hold shares of capital stock of the Company possessing at least the Applicable Voting Control Percentage of the total voting power of the outstanding capital stock of the Company, (B) immediately prior to such acquisition, such person or Group, together with their respective Affiliates, did not own or hold shares of capital stock of the Company possessing at least the Applicable Voting Control Percentage of the total voting power of the outstanding capital stock of the Company, and (C) within thirty (30) days after the Company is notified or first becomes aware of such acquisition, whichever is earlier, a majority of the members of the Board as constituted immediately prior to such acquisition do not consent in writing to exclude such acquisition from the scope of this definition.

2.10. “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

2.11. “Controlled Affiliate” means, with respect to any person or entity, any other person or entity that is controlled by such person or entity.

2.12. “Committee” means any committee of the Board delegated responsibility by the Board for the administration of the Plan, as provided in Section 5 of the Plan. For any period during which no such committee is in existence, “Committee” shall mean the Board and all authority and responsibility assigned the Committee under the Plan shall be exercised, if at all, by the Board.

2.13. “Common Stock” means common stock, par value $0.0001 per share, of the Company.

2.14. “Company” means Medical Solutions Management Inc., a corporation organized under the laws of the State of Nevada.

2.15. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.16. “Grant Date” means the date as of which an Option is granted, as determined under Section 7.1(a).

2.17. “Group” has the meaning ascribed to such term in Section 13(d)(3) of the Exchange Act or any successor section thereto.

2.18. “Incentive Option” means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

2.19. “Market Value” means the value of a share of Common Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Common Stock as of any date is the closing price for the Common Stock as reported on the Over-the-Counter bulletin board (or on any national securities exchange or interdealer quotation system quotation on which the Common Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

2.20. “Nonstatutory Option” means any Option that is not an Incentive Option.

2.21. “Option” means an option to purchase shares of Common Stock.

2.22. “Optionee” means a Participant to whom an Option shall have been initially granted under the Plan.

2.23. “Participant” means any holder of an outstanding Award under the Plan.

2.24. “Plan” means this 2006 Equity Incentive Plan of the Company, as amended and in effect from time to time.

2.25. “Restricted Stock” means a grant or sale of shares of Common Stock to a Participant subject to a Risk of Forfeiture.

2.26. “Restriction Period” means the period of time, established by the Committee in connection with an Award of Restricted Stock, during which the shares of Restricted Stock are subject to a Risk of Forfeiture described in the applicable Award Agreement.

2.27. “Risk of Forfeiture” means a limitation on the right of a Participant to retain an Award of Restricted Stock, including a right in the Company to reacquire such Restricted Stock at less than their then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

2.28. “Sale of the Company Transaction” means any Transaction in which the stockholders of the Company immediately prior to such Transaction, together with any and all of such stockholders’ Affiliates, do not own or hold, immediately after consummation of such Transaction, shares of capital stock of the Acquiring Person in connection with such Transaction possessing at least a majority of the total voting power of the outstanding capital stock of such Acquiring Person.

2.29. “Securities Act” means the Securities Act of 1933, as amended.

2.30. “Stock Grant” means the grant of shares of Common Stock not subject to restrictions or other forfeiture conditions.

2.31. “Ten Percent Owner” means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Section 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to each Option based on the facts existing immediately prior to the Grant Date of such Option.

2.32. “Transaction” means any merger or consolidation of the Company with or into another person or entity or the sale or transfer of all or substantially all of the assets of the Company, in each case in a single transaction or in a series of related transactions.

3. Term of the Plan

Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the effective date of approval of the Plan by the Board and ending immediately prior to the tenth anniversary of the earlier of the adoption of the Plan by the Board or approval of the Plan by the Company’s stockholders. Awards granted pursuant to the Plan within such period shall not expire solely by reason of the termination of the Plan. Awards of Incentive Options granted prior to stockholder approval of the Plan are hereby expressly conditioned upon such approval, but in the event of the failure of the stockholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Nonstatutory Options.

4. Stock Subject to the Plan

Subject to the provisions of Section 8 hereof, at no time shall the number of shares of Common Stock issued pursuant to or subject to outstanding Awards granted under the Plan (including, without limitation, pursuant to Incentive Options), nor the number of shares of Common Stock issued pursuant to Incentive Options, exceed three million (3,000,000) shares of Common Stock. For purposes of applying the foregoing limitation, (i) if any Option expires, terminates, or is cancelled for any reason without having been exercised in full, or if any Award of Restricted Stock is forfeited, the shares not purchased by the Participant or forfeited by the Participant shall again be available for Awards thereafter to be granted under the Plan, and (ii) if any Option is exercised by delivering previously owned shares in payment of the exercise price therefor, only the net number of shares, that is, the number of shares issued minus the number received by the Company in payment of the exercise price, shall be considered to have been issued pursuant to an Award granted under the Plan. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

5. Administration

The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder; and provided further that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers, and to consultants, in accordance with such guidelines as the Committee shall set forth at any time or from time to time. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan in addition to any other determination allowed the Committee under the Plan including, without limitation: (a) the employee, consultant or director to receive the Award; (b) the form of Award; (c) whether an Option (if granted to an employee) will be an Incentive Option or a Nonstatutory Option; (d) the time of granting an Award; (e) the number of shares subject to an Award; (f) the exercise price of an Option or purchase price for shares of Restricted Stock or for a Stock Grant and the method of payment of such exercise price or such purchase price; (g) the term of an Option; (h) the vesting period of shares of Restricted Stock and any acceleration thereof; (i) the exercise date or dates of an Option and any acceleration thereof; and (j) the effect of termination of any employment, consulting or Board member relationship with the Company or any of its Affiliates on the subsequent exercisability of an Option or on the Risk of Forfeiture of Restricted Stock. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations made in good faith on matters referred to in this Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6. Authorization and Eligibility

The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option. Further, in no event shall the number of shares of Common Stock covered by Options or other Awards granted to any one person in any one calendar year (or portion of a year) ending after such date exceed fifty percent (50%) of the aggregate number of shares of Common Stock subject to the Plan.

Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant has executed an agreement evidencing the Award, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of such Award.

7. Specific Terms of Awards

7.1. Options.

(a) Date of Grant. The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

(b) Exercise Price. The price at which shares of Common Stock may be acquired under each Incentive Option shall be not less than one hundred percent (100%) of the Market Value of Common Stock on the Grant Date, or not less than one hundred ten percent (110%) of the Market Value of Common Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares may be acquired under each Nonstatutory Option shall not be less than one hundred percent (100%) of the Market Value of Common Stock on the Grant Date.

(c) Option Period. No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. No Nonstatutory Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner.

(d) Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of such Incentive Option would not cause such Incentive Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to such Acceleration.

(e) Effect of Termination of Employment, Consulting or Board Member Relationship. Unless the Committee shall provide otherwise with respect to any Option, if the Optionee’s employment, consulting or Board member relationship with the Company and its Affiliates ends for any reason, including because an entity with which the Optionee has an employment, consulting or Board member relationship ceases to be an Affiliate of the Company, any outstanding Option held by a Participant shall cease to be exercisable in any respect not later than ninety (90) days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event. Military or sick leave or other bona fide leave shall not be deemed a termination of employment, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Optionee’s reemployment rights, if any, are guaranteed by statute or by contract.

(f) Transferability. Except as otherwise provided in this subsection (f), Options shall not be transferable, and no Option or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Except as otherwise provided in this subsection (f), all of a Participant’s rights in any Option may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative. However, the Committee may, at or after the grant of a Nonstatutory Option, provide that such Option may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer of an Option shall be valid unless first approved by the Committee, acting in its sole discretion. As used herein, “family member” means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty percent (50%) of the beneficial interests, a foundation in which the foregoing persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent (50%) of the voting interests.

(g) Method of Exercise. An Option may be exercised by a Participant giving written notice, in the manner provided in Section 15 hereof, specifying the number of shares of Common Stock with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares of Common Stock to be purchased or, subject in each instance to the Committee’s approval, acting in its sole discretion and subject to such conditions, if any, as the Committee may deem necessary to comply with applicable laws, rules and regulations or to avoid adverse accounting effects to the Company, by delivery to the Company of (i) shares of Common Stock having a Market Value equal to the exercise price of the shares to be purchased, or (ii) the Participant’s executed promissory note in the principal amount equal to the exercise price of the shares to be purchased and otherwise in such form as the Committee shall have approved. If the Common Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Common Stock subject to any Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Participant or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable. Notwithstanding any of the foregoing provisions in this subsection (g) to the contrary, (A) no Option shall be considered to have been exercised unless and until all of the provisions governing such exercise specified in the Plan and in the relevant Award Agreement shall have been duly complied with; and (B) the obligation of the Company to issue any shares upon exercise of an Option is subject to the provisions of Section 9.1 hereof and to compliance by the Optionee and the Participant with all of the provisions of the Plan and the relevant Award Agreement.

(h) Limit on Incentive Option Characterization. An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Common Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit”. The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Common Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986. Any shares of Common Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

(i) Notification of Disposition. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

(j) Rights Pending Exercise. No person holding an Option shall be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Common Stock issuable pursuant to such person’s Option, except to the extent that the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to such person or such person’s agent.

7.2. Restricted Stock.

(a) Purchase Price. Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

(b) Issuance of Certificates. Subject to subsection (c) below, each Participant receiving an Award of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the Medical Solutions Management Inc. 2006 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Medical Solutions Management Inc. Copies of such Plan and Agreement are on file in the offices of Medical Solutions Management Inc.

(c) Escrow of Shares. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

(d) Restrictions and Restriction Period. During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(e) Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award. Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote the shares of Restricted Stock.

(f) Effect of Termination of Employment, Consulting or Board Member Relationship. Unless otherwise determined by the Committee at or after grant and subject to the applicable provisions of the Award Agreement, if a Participant’s employment, consulting or Board member relationship with the Company and its Affiliates ends for any reason during the Restriction Period, including because an entity with which the Participant has an employment, consulting or Board member relationship ceases to be an Affiliate of the Company, all shares of Restricted Stock still subject to Risk of Forfeiture shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the Award Agreement; provided, however, that military or sick leave or other bona fide leave shall not be deemed a termination of employment, if it does not exceed the longer of ninety (90) days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

(g) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

(h) Transferability. Except as otherwise provided in this subsection (h), shares of Restricted Stock shall not be transferable, and no share of Restricted Stock or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. The Committee may, at or after the grant of a share of Restricted Stock, provide that such share of Restricted Stock may be transferred by the recipient to a family member (as defined in Section 7.1(f) hereof); provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer of a share of Restricted Stock shall be valid unless first approved by the Committee, acting in its sole discretion.

7.3. Stock Grants.

(a) In General. Stock Grants shall be issued for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee. Without limiting the generality of the foregoing, Stock Grants may be awarded in such circumstances as the Committee deems appropriate, including without limitation in recognition of significant contributions to the success of the Company or its Affiliates or in lieu of compensation otherwise already due. Stock Grants shall be made without forfeiture conditions of any kind.

(b) Issuance of Certificates. Each Participant receiving a Stock Grant shall be issued a stock certificate in respect of such Stock Grant. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the Medical Solutions Management Inc. 2006 Equity Incentive Plan. A copy of such Plan is on file in the offices of Medical Solutions Management Inc.

7.4. Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 7.4 in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation. The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4 hereof.

8. Adjustment Provisions

8.1. Adjustment for Corporate Actions. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of June 28, 2006. Subject to the provisions of Section 8.2 hereof, if subsequent to such date the outstanding shares of Common Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4 hereof, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

8.2. Change of Control. Subject to the applicable provisions of the Award Agreement, in the event of a Change of Control, the Committee shall have the discretion, exercisable in advance of, at the time of, or (except to the extent otherwise provided below) at any time after, the Change of Control, to provide for any or all of the following (subject to and upon such terms as the Committee may deem appropriate): (A) the Acceleration, in whole or in part, of any or all outstanding Options (including Options that are assumed or replaced pursuant to clause (C) below) that are not exercisable in full at the time the Change of Control, such Acceleration to become effective at the time of the Change of Control, or at such time following the Change of Control that the employment, consulting or Board member relationship of the applicable Optionee or Optionees with the Company and its Affiliates terminates, or at such other time or times as the Committee shall determine; (B) the termination of any or all of the Company’s repurchase rights with respect to Restricted Stock Awards, such termination to become effective at the time of the Change of Control, or at such time following the Change of Control that the employment, consulting or Board member relationship with the Company and its Affiliates of the Participant or Participants that hold such Restricted Stock Awards (or the person to whom such Restricted Stock Awards were initially granted) terminates, or at such other time or times as the Committee shall determine; (C) the assumption of outstanding Options, or the substitution of outstanding Options with equivalent options, by the acquiring or succeeding corporation or entity (or an affiliate thereof); or (D) the termination of all Options (other than Options that are assumed or substituted pursuant to clause (C) above) that remain outstanding at the time of the consummation of the Change of Control, provided that, the Committee shall have made the determination to effect such termination prior to the consummation of the Change of Control and the Committee shall have given, or caused to be given, to all Participants written notice of such potential termination at least five business days prior to the consummation of the Change of Control, and provided, further, that, if the Committee shall have determined in its sole and absolute discretion that the Corporation make payment or provide consideration to the holders of such terminated Options on account of such termination, which payment or consideration shall be on such terms and conditions as the Committee shall have determined (and which could consist of, in the Committee’s sole and absolute discretion, payment to the applicable Optionee or Optionees of an amount of cash equal to the difference between the Market Value of the shares of Common Stock for which the Option is then exercisable and the aggregate exercise price for such shares under the Option), then the Corporation shall be required to make such payment or provide such consideration in accordance with the terms and conditions so determined by the Committee; otherwise the Corporation shall not be required to make any payment or provide any consideration in connection with, or as a result of, the termination of Options pursuant to the foregoing provisions of this clause (D). The provisions of this Section 8.2 shall not be construed as to limit or restrict in any way the Committee’s general authority under Sections 7.1(d) or 7.2(d) hereof to Accelerate Options in whole or in part at any time or to waive or terminate at any time any Risk of Forfeiture applicable to shares of Restricted Stock. Each outstanding Option that is assumed in connection with a Change of Control, or is otherwise to continue in effect subsequent to a Change of Control, will be appropriately adjusted, immediately after the Change of Control, as to the number and class of securities and the price at which it may be exercised in accordance with Section 8.1 hereof.

8.3. Dissolution or Liquidation. Upon dissolution or liquidation of the Company, each outstanding Option shall terminate, but the Optionee (if at the time he or she has an employment, consulting or Board member relationship with the Company or any of its Affiliates) shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option to the extent exercisable on the date of such dissolution or liquidation.

8.4. Related Matters. Any adjustment in Awards made pursuant to this Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture and applicable repurchase prices for Restricted Stock, which the Committee may deem necessary or appropriate so as to ensure that the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to this Section 8 shall result in an exercise price which is less than the par value of the Common Stock.

9. Settlement of Awards

9.1. Violation of Law. Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Common Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

(a) at the time of the issue, such shares are effectively registered under the Securities Act; or

(b) the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act or any applicable state securities laws.

9.2. Corporate Restrictions on Rights in Stock. Any Common Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Company’s Articles of Incorporation and By-laws, each as amended and in effect from time to time. Whenever Common Stock is to be issued pursuant to an Award, if the Committee so directs at the time of grant (or, if such Award is an Option, at any time prior to the exercise thereof), the Company shall be under no obligation, notwithstanding any other provision of the Plan or the relevant Award Agreement to the contrary, to issue such shares until such time, if ever, as the recipient of the Award (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by any agreement that the Committee shall require in its sole discretion. In addition, any Common Stock to be issued pursuant to Awards granted under the Plan shall be subject to all stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

9.3. Investment Representations. The Company shall be under no obligation to issue any shares covered by an Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring shares for such Participant’s own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

9.4. Registration. If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any shares of Common Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Common Stock for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Common Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damage and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

9.5. Lock-Up. Without the prior written consent of the Company or the managing underwriter in any public offering of shares of Common Stock, no Participant shall sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Common Stock during the one hundred-eighty (180) day period commencing on the effective date of the registration statement relating to any underwritten public offering of securities of the Company. The foregoing restrictions are intended and shall be construed so as to preclude any Participant from engaging in any hedging or other transaction that is designed to or reasonably could be expected to lead to or result in, a sale or disposition of any shares of Common Stock during such period even if such shares of Common Stock are or would be disposed of by someone other than such Participant. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any shares of Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from any shares of Common Stock. Without limiting the generality of the foregoing provisions of this Section 9.5, if, in connection with any underwritten public offering of securities of the Company, the managing underwriter of such offering requires that the Company’s employees, directors and/or officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each Participant (regardless of whether or not such Participant has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s employees, directors and/or officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each Participant shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s employees, directors and/or officers.

9.6. Placement of Legends; Stop Orders; Etc. Each share of Common Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representations made in accordance with Section 9.3 hereof in addition to any other applicable restrictions under the Plan, the terms of the Award and, if applicable, under any agreement between the Company and any Optionee and/or Participant, and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Common Stock. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

9.7. Tax Withholding. Whenever shares of Common Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares to satisfy their tax obligations. Participants may only elect to have Shares withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

10. Reservation of Stock

The Company shall at all times during the term of the Plan and any outstanding Options granted hereunder reserve or otherwise keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and such Options and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

11. No Special Service Rights

Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment, consulting or Board member relationship with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment, consulting or Board member agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment, consulting or Board member agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment, consulting or Board member relationship with the Company and its Affiliates.

12. Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

13. Termination and Amendment of the Plan

The Board may at any time terminate the Plan or make such amendments or modifications of the Plan as it shall deem advisable. In the event of the termination of the Plan, the terms of the Plan shall survive any such termination with respect to any Award that is outstanding on the date of such termination, unless the holder of such Award agrees in writing to terminate such Award or to terminate all or any of the provisions of the Plan that apply to such Award. Unless the Board otherwise expressly provides, any amendment or modification of the Plan shall affect the terms of any Award outstanding on the date of such amendment or modification as well as the terms of any Award made from and after the date of such amendment or modification; provided, however, that, except to the extent otherwise provided in the last sentence of this paragraph, (i) no amendment or modification of the Plan shall apply to any Award that is outstanding on the date of such amendment or modification if such amendment or modification would reduce the number of shares subject to such Award, increase the purchase price applicable to shares subject to such Award or materially adversely affect the provisions applicable to such Award that relate to the vesting or exercisability of such Award or of the shares subject to such Award, (ii) no amendment or modification of the Plan shall apply to any Incentive Option that is outstanding on the date of such amendment or modification if such amendment or modification would result in such Incentive Option no longer being treated as an “incentive stock option” within the meaning of Section 422 of the Code and (iii) no amendment or modification of the Plan shall apply to any Award that is outstanding on the date of such amendment or modification unless such amendment or modification of the Plan shall also apply to all other Awards outstanding on the date of such amendment or modification. In the event of any amendment or modification of the Plan that is described in clause (i), (ii) or (iii) of the foregoing proviso, such amendment or modification of the Plan shall apply to any Award outstanding on the date of such amendment or modification only if the recipient of such Award consents in writing thereto.

The Committee may amend or modify, prospectively or retroactively, the terms of any outstanding Award without amending or modifying the terms of the Plan itself, provided that as amended or modified such Award is consistent with the terms of the Plan as in effect at the time of the amendment or modification of such Award, but no such amendment or modification of such Award shall, without the written consent of the recipient of such Award, (i) reduce the number of shares subject to such Award, (ii) increase the purchase price applicable to shares subject to such Award, (iii) adversely affect the provisions applicable to such Award that relate to the vesting or exercisability of such Award or of the shares subject to such Award, or otherwise materially adversely affect the terms of such Award (except for amendments or modifications to the terms of such Award or of the Common Stock subject to such Award that are expressly permitted by the terms of the Plan or that result from any amendment or modification of the Plan in accordance with the provisions of the first paragraph of this Section 13), or, if such Award is an Incentive Option, result in such Incentive Option no longer being treated as an “incentive stock option” within the meaning of Section 422 of the Code.

Notwithstanding anything express or implied in any of the foregoing provisions of this Section 13 to the contrary, the Committee may amend or modify, prospectively or retroactively, the terms of any outstanding Award to the extent the Committee reasonably determines necessary or appropriate to conform such Award to the requirements of Section 409A of the Code (concerning non-qualified deferred compensation), if applicable.

14. Interpretation of the Plan

In the event of any conflict between the provisions of this Plan and the provisions of any applicable Award Agreement, the provisions of this Plan shall control, except if and to the extent that the conflicting provision in such Award Agreement was authorized and approved by the Committee at the time of the grant of the Award evidenced by such Award Agreement or is ratified by the Committee at any time subsequent to the grant of such Award, in which case the conflicting provision in such Award Agreement shall control. Without limiting the generality of the foregoing provisions of this Section 14, insofar as possible the provisions of the Plan and such Award Agreement shall be construed so as to give full force and effect to all such provisions. In the event of any conflict between the provisions of this Plan and the provisions of any other agreement between the Company and the Optionee and/or Participant, the provisions of such agreement shall control except as required to fulfill the intention that this Plan constitute an incentive stock option plan within the meaning of Section 422 of the Code, but insofar as possible the provisions of the Plan and any such agreement shall be construed so as to give full force and effect to all such provisions.

15. Notices and Other Communications

Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at such recipient’s residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Chief Executive Officer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

16. Governing Law

The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws principles thereof.

Appendix C

AMENDED AND RESTATED

BYLAWS

OF

CHINA MEDIA NETWORKS INTERNATIONAL INC.

(to be known as MEDICAL SOLUTIONS MANAGEMENT INC.)

ARTICLE I.

Offices

Section 1. Business Offices. The principal office of the corporation in its state of incorporation shall be located at c/o CSC Services of Nevada, Inc., 502 E. John Street, Carson City, NV 89706. The principal place of business of the corporation shall be located at 237 Cedar Hill Street, Marlboro, MA 01752. The corporation may have such other offices, either within or outside Nevada, as the board of directors may designate or as the business of the corporation may require from time to time.

ARTICLE II.

Shareholders

Section 1. Annual Meeting. The annual meeting shall be held on the date and at the time fixed, from time to time, by the board of directors.

Section 2. Special Meetings. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the president or the board of directors, and shall be called by the president at the request of the holders of not less than twenty percent (20%) of all the outstanding shares of the corporation entitled to vote at the meeting.

Section 3. Place of Meeting. Each meeting of the shareholders shall be held at such place, either within or outside Nevada, as may be designated in the notice of meeting.

Section 4. Notice of Meeting. Except as otherwise prescribed by statute, written notice of each meeting of the shareholders stating the place, day and hour of the meeting, and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, either personally or by first class, certified or registered mail, by or at the direction of the president, or the secretary, or the officer or person calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, addressed to each shareholder at his or her address as it appears on the stock transfer books of the corporation, with postage thereon prepaid, but if two successive notices mailed to the last known address of any shareholder of record are returned as undeliverable, no further notices to such shareholder shall be necessary until another address for such shareholder is made known to the corporation. If requested by a person or persons, other than the corporation, lawfully calling a meeting, the secretary shall give notice of such meeting at corporate expense.

Section 5. Closing of Transfer Books or Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of the shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the board of directors may provide that the stock transfer books shall be closed for any stated period not exceeding sixty days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of the shareholders, such books shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the stock transfer books, the board of directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty days, and in the case of a meeting of the shareholders, not less than ten days, prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of the shareholders, or shareholders entitled to receive payment of a dividend, the close of business on the day before the day on which the notice of the meeting is mailed or the date on which the resolution of the board of directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of the shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of the stock transfer books and the stated period of the closing has expired.

Section 6. Voting Record. The officer or agent having charge of the stock transfer books for shares of the corporation shall make, at least ten days before each meeting of the shareholders, a complete record of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each. For a period of ten days before such meeting, this record shall be kept on file at the principal office of the corporation and shall be subject to inspection by any shareholder for any purpose germane to the meeting at any time during usual business hours. Such record shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder for any purpose germane to the meeting during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such record or transfer books or to vote at any meeting of the shareholders.

Section 7. Proxies. At each meeting of the shareholders, a shareholder may vote by proxy executed in writing by the shareholder or his or her duly authorized attorney-in-fact. Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting. No proxy shall be valid after six months from the date of its execution, unless otherwise provided in the proxy, but in no case shall a proxy be valid for more than seven years from the date of its execution.

Section 8. Quorum. Except as otherwise required by the Nevada Revised Statutes or the articles of incorporation, a majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at each meeting of the shareholders, and the affirmative vote of a majority of the shares represented at a meeting at which a quorum is present and entitled to vote on the subject matter shall be the act of the shareholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time for a period not to exceed sixty days at any one adjournment without notice other than an announcement at the meeting. At such adjourned meeting, at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

Section 9. Voting of Shares. Each outstanding share of record, regardless of class, is entitled to one vote, and each fractional share is entitled to a corresponding fractional vote, on each matter submitted to a vote of the shareholders either at a meeting thereof or pursuant to Section 11 of this Article II, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the articles of incorporation as permitted by the Nevada Revised Statutes.

Section 10. Voting of Shares by Certain Holders. Neither treasury shares nor shares held by another corporation if a majority of the shares entitled to vote for the election of directors of such other corporation is held by this corporation shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time.

Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the bylaws of such corporation may prescribe, or in the absence of such provision, as the board of directors of such corporation may determine.

Shares held by an administrator, executor, guardian or conservator may be voted by him or her, either in person or by proxy, without a transfer of such shares into his or her name. Shares standing in the name of a trustee may be voted by him or her, either in person or by proxy, but no trustee shall be entitled to vote shares held by him or her without a transfer of such shares into his or her name.

Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his or her name if authority so to do is contained in an appropriate order of the court by which such receiver was appointed.

A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

Section 11. Action Without a Meeting. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by the shareholders holding at least a majority of the voting power except that if any greater proportion of voting power is required for such an action at a meeting, then the greater proportion of written consents is required. Such consent (which may be signed in counterparts) shall have the same force and effect as a majority vote of the shareholders, and may be stated as such in any articles or document filed with the office of the Secretary of State of Nevada, or other governmental agency.

ARTICLE III.

Board of Directors

Section 1. General Powers. The business and affairs of the corporation shall be managed by its board of directors, except as otherwise provided in the Nevada Revised Statutes, the articles of incorporation or these bylaws.

Section 2. Number, Tenure and Qualifications. The number of directors of the corporation shall be not less than one (1) nor more than thirteen (13) and shall be as determined from time to time by the board of directors. Directors shall be elected at each annual meeting of the shareholders. Each director shall hold office until the next annual meeting of the shareholders and thereafter until his or her successor shall have been elected and qualified, or until his or her earlier death, resignation or removal. Directors must be at least eighteen years old but need not be residents of Nevada or shareholders of the corporation. Directors shall be removable in the manner provided by the Nevada Revised Statutes.

Section 3. Vacancies. Any director may resign at any time by giving written notice to the president or to the secretary of the corporation. A director’s resignation shall take effect at the time specified in such notice; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any vacancy occurring in the board of directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office. Any directorship to be filled by reason of an increase in the number of directors shall be filled by the affirmative vote of a majority of the directors then in office or by an election at a meeting of the shareholders called for that purpose, and a director so chosen shall hold office for the term specified in Section 2 of this Article II.

Section 4. Regular Meetings. A regular meeting of the board of directors shall be held immediately after and at the same place as the annual meeting of the shareholders, or as soon as practicable thereafter at the time and place, either within or outside Nevada, determined by the board of directors, for the purpose of electing officers and for the transaction of such other business as may come before the meeting. The board of directors may provide by resolution the time and place, either within or outside Nevada, for the holding of additional regular meetings.

Section 5. Special Meeting. Special meetings of the board of directors may be called by or at the request of the president or a majority of the directors then in office. The person or persons authorized to call special meetings of the board of directors may fix any place as the place, either within or outside Nevada, for holding any special meeting of the board of directors called by them.

Section 6. Notice. Notice of each meeting of the board of directors stating the place, day and hour of the meeting shall be given to each director at least five days prior thereto by the mailing of written notice by first class mail, or at least two days prior thereto by personal delivery of written notice or by telephonic or telegraphic notice, except that in the case of a meeting to be held pursuant to Section 11 of this Article III, telephone notice may be given one day prior thereto. (The method of notice need not be the same to each director.) Notice shall be deemed to be given, if mailed, when deposited in the United States mail, with postage thereon prepaid, addressed to the director at his or her business or residence address; if personally delivered, when delivered to the director; if telegraphed, when the telegram is delivered to the telegraph company; if telephoned, when communicated to the director. Any director may waive notice of any meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the board of directors need be specified in the notice or waiver of notice of such meeting unless otherwise required by statute.

Section 7. Presumption of Assent. A director of the corporation who is present at a meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of the meeting or unless he shall file his or her written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

Section 8. Quorum and Voting. A majority of the number of directors fixed by Section 2 of this Article III, present in person, shall constitute a quorum for the transaction of business at any meeting of the board of directors, and the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors. If less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than an announcement at the meeting, until a quorum shall be present. No director may vote or act by proxy at any meeting of the directors.

Section 9. Compensation. By resolution of the board of directors, any director may be paid any one or more of the following: his or her expenses, if any, of attendance at meetings; a fixed sum for attendance at such meeting; or a stated salary as director. No such payment shall preclude any director from serving the corporation in any capacity and receiving compensation therefor.

Section 10. Executive and Other Committees. By one or more resolutions, the board of directors may designate from among its members an executive committee and one or more other committees, each of which, to the extent provided in the resolution establishing such committee, shall have and may exercise all of the authority of the board of directors, except as prohibited by statute. The delegation of authority to any committee shall not operate to relieve the board of directors or any member of the board of directors from any responsibility imposed by law. Rules governing procedures for meeting of any committee of the board of directors shall be as established by the committee, or in the absence thereof, by the board of directors.

Section 11. Meetings by Telephone. Unless otherwise provided by the articles of incorporation, members of the board of directors or any committee thereof may participate in a meeting of the board of directors or any committee thereof by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other at the same time. Such participation shall constitute presence in person at the meeting. Each person participating in the meeting shall sign the minutes thereof. The minutes may be signed in counterparts.

Section 12. Action Without a Meeting. Any action required or permitted to be taken at a meeting of the board of directors or any committee thereof may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors or committee members entitled to vote with respect to the subject matter thereof. Such consent (which may be signed in counterparts) shall have the same force and effect as a unanimous vote of the directors or committee members, and may be stated as such in any articles or documents filed with the office of the Secretary of State of Nevada, or other governmental agency.

Section 13. Emergency Power. When, due to a national disaster or death, a majority of the directors are incapacitated or otherwise unable to attend the meetings and function as directors, the remaining members of the board of directors shall have all the powers necessary to function as a complete board of directors, and for the purpose of doing business and filling vacancies shall constitute a quorum until such time as all directors can attend or vacancies can be filled pursuant to these bylaws.

ARTICLE IV.

Officers and Agents.

Section 1. Number and Qualifications. The officers of the corporation shall be a president, a secretary and a treasurer. The board of directors may also elect or appoint such other officers, assistant officers and agents, including a chairman of the board, one or more vice presidents, a controller, one or more assistant secretaries and an assistant treasurer, as they may consider necessary.

Section 2. Election and Term of Office. The officers of the corporation shall be elected by the board of directors annually at the first meeting of the board of directors held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his or her successor shall have been duly elected and shall have qualified, or until his or her earlier death, resignation or removal.

Section 3. Salaries. The salaries of the officers shall be as fixed from time to time by the board of directors and no officer shall be prevented from receiving a salary by reason of the fact that he or she is also a director of the corporation.

Section 4. Removal. Any officer or agent may be removed by the board of directors whenever in its judgment the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not in itself create contract rights.

Section 5. Vacancies. Any officer may resign at any time, subject to any rights or obligations under any existing contracts between the officer and the corporation, by giving written notice to the president or to the board of directors. An officer’s resignation shall take effect at the time specified therein; the acceptance of such resignation shall not be necessary to make it effective. A vacancy in any office, however occurring, may be filled by the board of directors for the unexpired portion of the term.

Section 6. Authority and Duties of Officers. The officers of the corporation shall have the authority and shall exercise the powers and perform the duties specified below and as may be additionally specified by the president, the board of directors or these bylaws, except that in any event each officer shall exercise such powers and perform such duties as may be required by law:

(a) President. The president shall, subject to the direction and supervision of the board of directors, (i) be the chief executive officer of the corporation and have general and active control of its affairs and business and general supervision of its officers, agents and employees; (ii) unless there is a chairman of the board, preside at all meetings of the shareholders and the board of directors; (iii) see that all orders and resolutions of the board of directors are carried into effect; and (iv) perform all other duties incident to the office of president and as from time to time may be assigned to him or her by the board of directors.

(b) Secretary. The secretary shall: (i) keep the minutes of the proceedings of the shareholders, the board of directors and any committees of the board of directors; (ii) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (iii) be custodian of the corporate records and of the seal of the corporation; (iv) keep at the corporation’s principal office in Nevada a certified copy of the articles of incorporation and all amendments thereto of the corporation, a certified copy of the bylaws and all amendments thereto of the corporation, and a stock ledger or duplicate stock ledger revised annually, containing the names, alphabetically arranged, of all persons who are shareholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively; or in lieu of the stock ledger or duplicate stock ledger, a statement setting out the name of the custodian of the stock ledger or duplicate stock ledger and the present and complete post office address, including street and number, if any, where such stock ledger or duplicate stock ledger is kept; (v) have general charge of the stock books of the corporation, unless the corporation has a transfer agent; and (vi) in general, perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him or her by the president or by the board of directors. Assistant secretaries, if any, shall have the same duties and powers, subject to supervision by the secretary.

(c) Treasurer. The treasurer shall (i) keep correct and complete records of account, showing accurately at all times the financial condition of the corporation; (ii) be the legal custodian of all moneys, notes, securities, and other valuables that may from time to time come into the possession of the corporation; (iii) immediately deposit all funds of the corporation coming into his or her hands in some reliable bank or other depository to be designated by the board of directors; and (iv) in general, perform all duties incident to the office of treasurer and such other duties as from time to time may be assigned to him or her by the board of directors.

Section 7. Surety Bonds. The board of directors may require any officer or agent of the corporation to execute and deliver to the corporation a bond in such sums and with such sureties as shall be satisfactory to the board of directors, conditioned upon the faithful performance of his or her duties and for the restoration to the corporation of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the corporation.

ARTICLE V.

Stock

Section 1. Issuance of Shares. The issuance or sale by the corporation of any shares of its authorized capital stock of any class, including treasury shares, shall be made only upon authorization by the board of directors, except as otherwise may be provided by statute.

Section 2. Certificates. The shares of stock of the corporation shall be represented by consecutively numbered certificates signed in the name of the corporation by its president or any vice president and the secretary or an assistant secretary, and shall be sealed with the seal of the corporation or with a facsimile thereof. The signatures of the corporation’s officers on any certificate may also be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the corporation itself or an employee of the corporation. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer at the date of its issue. Certificates of stock shall be in such form consistent with law as shall be prescribed by the board of directors. No certificate shall be issued until the shares represented thereby are fully paid.

Section 3. Consideration of Shares. Shares shall be issued for such consideration expressed in dollars (but not less than the par value thereof) as shall be fixed from time to time by the board of directors. Treasury shares shall be disposed of for such consideration expressed in dollars as may be fixed from time to time by the board of directors. Such consideration may consist of any tangible or intangible property or benefit to the corporation, including, but not limited to, cash, promissory notes, services performed, contracts for services to be performed or other securities of the corporation.

Section 4. Lost Certificates. In case of the alleged loss, destruction or mutilation of a certificate of stock, the board of directors may direct the issuance of a new certificate in lieu thereof upon such terms and conditions in conformity with law as it may prescribe. The board of directors may, in its discretion, require a bond in such form and amount and with such surety as it may determine, before issuing a new certificate.

Section 5. Transfer of Shares. Upon surrender to the corporation or to a transfer agent of the corporation of a certificate of stock fully endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, and cancel the old certificate. Every such transfer of stock shall be entered on the stock books of the corporation.

Section 6. Holders of Record. The corporation shall be entitled to treat the holder of record of any share of stock as the holder-in-fact thereof, and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, except as may be required by the Nevada Revised Statutes.

Section 7. Transfer Agents, Registrars and Paying Agents. The board of directors may, at its discretion, appoint one or more transfer agents, registrars or agents for making payment upon any class or stock, bond, debenture or other security of the corporation. Such agents and registrars may be located either within or outside Nevada. They shall have such rights and duties and shall be entitled to such compensation as may be agreed.

ARTICLE VI.

Indemnification

Section 1. Third Party Actions. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit or proceeding if he or she is not liable or acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable or did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he or she had reasonable cause to believe that his or her conduct was unlawful.

Section 2. Derivative Actions. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she is not liable or acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification shall not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 3. Success on Merits or Otherwise. To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article VI, or in defense of any claim, issue or matter therein, he or she shall be indemnified by the corporation against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.

Section 4. Determination. Any discretionary indemnification under Sections 1, 2 or 3 of this Article VI, unless ordered by a court or advanced pursuant to Section 5 of this Article VI, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

(a) By the stockholders;

(b) By the board of directors by majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding;

(c) If a majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding so orders, by independent legal counsel in a written opinion; or

(d) If a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

Section 5. Payment in Advance. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding shall be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation. The provisions of this Section 5 do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

Section 6. Insurance. By action of the board of directors, notwithstanding any interest of the directors in such civil or criminal action, suit or proceeding, the corporation may purchase and maintain insurance in such amounts as the board of directors may deem appropriate on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status, as such, whether or not the corporation would have the power to indemnify him against such liability under applicable provisions of law.

Section 7. Other Indemnification; Period of Indemnification. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Article VI:

(a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation, these bylaws, an agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his or her official capacity or an action in another capacity while holding his or her office, except that indemnification, unless ordered by a court pursuant to Section 2 of this Article VI or for the advancement of expenses made pursuant to Section 5 of this Article VI, may not be made to or on behalf of any director or officer if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and were material to the cause of action.

(b) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

ARTICLE VII.

Miscellaneous

Section 1. Waivers of Notice. Whenever notice is required by law, by the articles of incorporation or by these bylaws, a waiver thereof in writing signed by the director, shareholder or other person entitled to said notice, whether before or after the time stated therein, or his or her appearance at such meeting in person or, in the case of a shareholders’ meeting, by proxy, shall be equivalent to such notice.

Section 2. Voting of Securities by the Corporation. Unless otherwise provided by resolution of the board of directors, on behalf of the corporation, the president or any vice president shall attend in person or by substitute appointed by him or her, or shall execute written instruments appointing a proxy or proxies to represent the corporation at all meetings of the shareholders of any other corporation, association or other entity in which the corporation holds any stock or other securities, and may execute written waivers of notice with respect to any such meetings. At all such meetings and otherwise, the president or any vice president, in person or by substitute or proxy as aforesaid, may vote the stock or other securities so held by the corporation and may execute written consents or any other instruments with respect to such stock or securities and may exercise any and all rights and powers incident to the ownership of said stock or securities, subject, however, to the instructions, if any, of the board of directors.

Section 3. Seal. The corporate seal of the corporation shall be circular in form and shall contain the name of the corporation, the year of its organization and the words, “Seal, Nevada.”

Section 4. Fiscal Year. The fiscal year of the corporation shall be from January 1st to December 31st.

Section 5. Amendments. Subject to repeal or change by action of the shareholders, the power to alter, amend or repeal these bylaws shall be vested in the board of directors.

SECRETARY’S CERTIFICATE

I, the undersigned and duly elected Secretary of China Media Networks International, Inc. (to be known as Medical Solutions Management Inc.), a Nevada corporation, do hereby certify that the foregoing Bylaws were adopted as the Bylaws of the corporation as of the 28th day of June, 2006, and that the same do now constitute the Bylaws of the corporation.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of the corporation this 28th day of June, 2006.

/s/ Brian Lesperance
Brian Lesperance, Secretary